Vessels and Other Fixed Assets, Net (Tables)	12 Months Ended
Dec. 31, 2014
Vessels and Other Fixed Assets, Net [Abstract]
Schedule of vessels and other fixed assets, net

	2013	2014
Cost
Vessels	$481,086	$1,541,538
Fair value adjustment	-	100,065
Other fixed assets	1,083	1,683
Total cost	482,169	1,643,286
Accumulated depreciation	(155,495)	(201,435)
Vessels and other fixed assets, net	$326,674	$1,441,851